UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 15, 2011

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (I.R.S. Employer Identification No.)

110 West Front Street

P.O. Box 500

Red Bank, New Jersey 07701

(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

On March 15, 2011, Hovnanian Enterprises, Inc. (the “Company”) held its Annual Meeting of Shareholders at 10:30 a.m. at the offices of Simpson Thacher& Bartlett LLP, 425 Lexington Avenue, New York, New York. The matters voted upon at the meeting and the final results of the votes were as follows:

(1) Election of all directors to hold office until the next annual meeting of shareholders. Broker non-votes and votes withheld had no effect on the vote because such shares are not considered votes cast.  The elected directors were:

Class A				Class B

	Votes For	Votes Withheld	Broker Non-Votes	Votes For	Votes Withheld	Broker Non-Votes

A. Hovnanian	21,921,470	372,297	29,849,391	136,867,667	3,400	26,748
R. Coutts	20,361,035	1,932,732	29,849,391	136,655,367	215,700	26,748
E. Kangas	20,322,488	1,971,279	29,849,391	136,655,367	215,700	26,748
J. Marengi	21,948,773	344,994	29,849,391	136,867,667	3,400	26,748
J. Robbins	21,931,143	362,624	29,849,391	136,867,667	3,400	26,748
J. Sorsby	21,668,883	624,884	29,849,391	136,672,667	198,400	26,748
S. Weinroth	20,322,278	1,971,489	29,849,391	136,655,367	215,700	26,748

(2) Ratification of the selection of Deloitte &Touche, LLP as independent registered public accountants for the fiscal year ending October 31, 2011.  Abstentions had no effect on the vote because such shares are not considered votes cast.  There were no broker non-votes.

	Class A	Class B

Votes For	51,324,746	136,887,615
Votes Against	570,523	10,200
Abstain	247,889	0

(3) Non-binding advisory vote on approval of compensation of the Company’s named executive officers as disclosed in the proxy statement pursuant to the rules of the Securities and Exchange Commission (the “SEC”).  Broker non-votes and abstentions had no effect on the vote because such shares are not considered votes cast.

	Class A	Class B

Votes For	18,074,313	136,636,007
Votes Against	2,901,411	233,060
Abstain	1,318,043	2,000
Broker Non-Votes	29,849,391	26,748

(4) Non-binding advisory vote on whether the advisory vote of shareholders on approval of compensation of the Company’s named executive officers as disclosed in the proxy statement pursuant to the rules of the SEC should occur every one, two or three years.  Broker non-votes and abstentions had no effect on the vote because such shares are not considered votes cast.

	Class A	Class B

Votes For One Year	5,279,329	226,552
Votes For Two Years	288,683	4,792
Votes For Three Years	15,354,545	136,636,723
Abstain	1,371,210	3,000
Broker Non-Votes	29,849,391	26,748

As disclosed above, a majority of the votes cast by the holders of the Class A common stock and Class B common Stock voting together voted, in a non-binding advisory vote, in favor of having a shareholder vote to approve the compensation of Company’s named executive officers every three years. In light of such vote, and consistent with the Company’s recommendation, the Company’s Board of Directors determined that it currently intends to include an advisory vote to approve the compensation of the Company’s named executive officers every three years until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)
By:	/s/ Peter S. Reinhart
Name: Peter S. Reinhart
Title: Senior Vice President and General Counsel

Date: March 17, 2011